B A R O N

F U N D S®

Baron Real Estate Fund

Supplement dated February 28, 2022 to Summary Prospectus dated December 31, 2021

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective Friday, April 29, 2022, in connection with the principal investment strategy of Baron Real Estate Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets for the long term in equity securities in the form of common stock of U.S. and non-U.S. real estate and real estate-related companies of any market capitalization, and in companies which, in the opinion of BAMCO, Inc. (“BAMCO” or the “Adviser”), own significant real estate assets at the time of investment (“real estate companies”), however, investments in non-U.S. securities are limited to 25% of the Fund’s total assets at the time of purchase.” is deleted in its entirety and replaced with the following: “The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets for the long term in equity securities in the form of common stock of U.S. and non-U.S. real estate and real estate-related companies of any market capitalization, and in companies which, in the opinion of BAMCO, Inc. (“BAMCO” or the “Adviser”), own significant real estate assets at the time of investment (“real estate companies”), however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.”